====================================================================================================================================

-----------------                                                                                          -----------------
     NUMBER                                                                                                      SHARES
                                                            H-Quotient, Inc.
HQC
-----------------                    INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA           -----------------

                                                                                                           CUSIP 40426E 10 1

                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that






is the owner of


                                    FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


H-QUOTIENT, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                    Dated

 H-QUOTIENT, INC.
   CORPORATE
     SEAL
     1999                                    /s/ Michael J. Black                         Alan W. Grofe
   VIRGINIA
      *                                                     Secretary                                President


Countersigned:
          CONTINENTAL STOCK TRANSFER & TRUST COMPANY,
                       (Jersey City, N.J.)         Transfer Agent

By


                                                  Authorized Officer

====================================================================================================================================

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                UNIF TRANS MIN ACT -- ________ Custodian _______ Under
     TEN ENT -- as tenants by the entireties                               (cust)            (Minor)
     JT TEN  -- as joint tenants with right of                       the _______________ Transfers to Minors Act
                survivorship and not as tenants                              (State)
                in common


     Additional abbreviations may also be used though not in the above list.


For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE:
---------------------------------------

---------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ common shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________


--------------------------------------------------------------------------------
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without aberation or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Mediation program approved by the Securities Transfer Association, Inc.